GE FUNDS

Supplement Dated March 12, 2004

To Prospectus and Statement of Additional Information

Dated January 29, 2004

At a meeting held on March 10, 2004, the GE Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the GE Premier Value Equity Fund (the “Fund”) pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to shareholders. Liquidation of the Fund is expected to occur on or around May 26, 2004.

The GE Funds’ Board of Trustees also approved the closing of the Fund to new purchases and incoming exchanges effective March 29, 2004, except as otherwise provided.

Participants of defined contribution plans (such as a 401K plan) may continue to purchase shares of the Fund through their retirement plan until either the Fund is no longer an investment option within their retirement plan or the Fund’s liquidation date, whichever is earlier.

Even after the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available GE Funds, or to redeem their shares of the Fund, as provided in the GE Funds Prospectus.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Fund’s liquidation date.

For those shareholders who have elected to invest in the Fund through a systematic investment plan or payroll deduction, those programs will be terminated as of March 29, 2004.

Effective March 29, 2004, Rule 12b-1 fees paid by the Fund pursuant to a Shareholder Servicing and Distribution Agreement to GE Asset Management Incorporated shall no longer be accrued on Fund shares.

Effective May 26, 2004, all references to the Fund will be deleted in their entirety. In addition, the paragraph describing Paul C. Reinhardt on page 59 of the Prospectus is deleted in its entirety and will be replaced with the following language:

Paul C. Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of GE Value Equity Fund. He has served in that capacity since April 2002.

Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

The table on page 50 of the Prospectus with respect to the GE U.S. Equity Fund’s investments in Securities of Other Investment Funds is changed from a “No” to a “Yes.”

The table on page 9 of the Statement of Additional Information with respect to the GE U.S. Equity Fund’s investments in Securities of Other Investment Funds is changed from a “No” to a “Yes.”